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                                  [LETTERHEAD]

                                       January 30, 1998



Farm Bureau Life Insurance Company
5400 University Avenue
West Des Moines, Iowa 50266

Gentlemen:

This opinion is furnished in connection with the registration by Farm Bureau Life Insurance Company of a flexible premium deferred variable annuity contract ("Contract") under the Securities Act of 1933, as amended. The prospectus included in this Initial Filing to the Registration Statement on Form N-4 describes the Contract. I have provided actuarial advice concerning the preparation of the policy form described in the Registration Statement, and I am familiar with the Registration Statement and exhibits thereto.

It is my professional opinion that:

(1) The fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the insurance company.

I hereby consent to the use of this opinion as an exhibit to the Initial Filing to the Registration Statement and to the reference to my name under the heading "Experts" in the Prospectus.

                                       Sincerely,

                                       /s/ Christopher G. Daniels
                                       Christopher G. Daniels, FSA, MAAA
                                       Life Product Development and Pricing
                                       Vice President
                                       Farm Bureau Life Insurance Company